UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Definitive Proxy Statement

[X]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Section 240.14a-12

[   ]

Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

STANDEX INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing party:

Name

Address

City, State, Zip Code

Dear Standex International Corporation Stockholder:

The 2010 Annual Stockholders Meeting for Standex International Corporation will be held at 11:00 A.M., Eastern Daylight Time on October 27, 2010 at the Hilton Boston/Woburn Hotel, 2 Forbes Road, Woburn, Massachusetts.  The Annual Meeting is for the purpose of considering and acting upon:

1.

The election of two directors;

2.

The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as independent auditors; and

such other matters as may properly come before the Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other such business.  Stockholders of record at the close of business on September 2, 2010 are entitled to vote at the Meeting.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

You may access the following proxy materials on the Internet at http://www.cfpproxy.com/6520: (i) the 2010 Annual Report on Form 10-K and (ii) Notice of the Annual Meeting/Proxy Statement.

If you would like to be provided with a paper copy or email of the proxy materials, you may request one:

IMPORTANT NOTICE

REGARDING

THE AVAILABILITY OF

PROXY MATERIALS

FOR THE STOCKHOLDER

MEETING TO BE HELD ON

OCTOBER 27, 2010

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  This is NOT a ballot that you can use for voting.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Meeting,          Proxy Statement and 2010    Annual Report on                 Form 10-K are available at http://www.cfpproxy.com/6520.

If you want to receive a paper copy or email of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed in this notice on or before October 15, 2010 to facilitate timely delivery.

•

By calling 800-951-2405 (please have handy your Stockholder Control Number, which is printed at the bottom of this notice); or

•

By sending an email to fulfillment@rtco.com and by inserting your Stockholder Control Number in the subject line; or

•

By making your request online at http://www.cfpproxy.com/6520 and inserting your Stockholder Control Number when prompted.

You will not receive a paper or email copy of the proxy materials, unless you request them as described above.  You will have the opportunity to make your request for paper copies apply to all future stockholder meetings, which you may later revoke at any time.

You may vote by Internet, by phone, by mail or in person.  If you wish to vote by Internet or by phone, you will need your Stockholder Control Number, found on the bottom right corner of this notice.  No other personal information will be required in order to vote in this matter.  If you request a paper copy of these documents and wish to vote by mail, simply cast your vote on the proxy card, sign, date and return.  You may also vote in person at the meeting.  If you wish to vote in person, you will need personal identification and, unless you are a registered holder of Common Stock, evidence of your ownership of Standex International Corporation Common Stock as of the close of business on the record date.

We ask that you cast your vote promptly.  Thank you for your continued support!

Stockholder Control Number